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                                                                   EXHIBIT 10.2

                         PURCHASE COMMITMENT AGREEMENT



         This Purchase Commitment Agreement (this "Agreement") dated as of February 27, 1998, is by and between Tatham Offshore, Inc. ("Offshore"), a Delaware corporation, and Tatham Brothers, LLC ("Tatham Brothers"), a Delaware limited liability company. Offshore and Tatham Brothers may be referred to herein collectively as the "Parties" or individually as a "Party."

                                    RECITALS


         WHEREAS, DeepTech International Inc. ("DeepTech"), El Paso Natural Gas Company ("El Paso") and El Paso Acquisition Company ("EPAC") have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of even date herewith, pursuant to which it is contemplated that DeepTech shall be merged with either El Paso or EPAC;

         WHEREAS, in connection with the transactions contemplated by the Merger Agreement, Offshore, DeepTech, DeepFlex Production Services, Inc. ("DeepFlex") and El Paso have entered into a Contribution and Distribution Agreement (the "Contribution Agreement"), dated as of even date herewith, pursuant to which DeepTech will distribute to the holders of DeepTech common stock one right (a "Right," collectively, the "Rights") for each share of DeepTech common stock held by such holder to acquire a proportionate share of the Offshore Shares (as defined in the Contribution Agreement) held by DeepTech (the "Rights Offering");

         WHEREAS, pursuant to a Standby Agreement (the "Standby Agreement"), dated as of even date herewith, by and between Thomas P. Tatham, DeepTech, Tatham Brothers, Offshore and El Paso, dated as of even date herewith, Tatham Brothers has committed to purchase from DeepTech that number of Remaining Shares (as defined in the Standby Agreement), if any, which is necessary to provide DeepTech with net proceeds from the Rights Offering at least equal to $75 million; and

         WHEREAS, Offshore desires to induce Tatham Brothers to enter into the Standby Agreement by entering into this Agreement to provide consideration to Tatham Brothers for Tatham Brothers' commitment to purchase such Remaining Shares.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and other good and valuable consideration (the receipt and sufficiency of which are hereby confirmed and acknowledged), the Parties hereto hereby stipulate and agree as follows:


         1. Purchase Commitment Fee. Contemporaneous with the closing of the Rights Offering, Offshore agrees to make a payment (the "Consideration") in an amount equal to the product of (i) 23,076,923 and (ii) the Rights Price (herein defined). For purposes of this Agreement, the "Rights Price" shall be, with respect to the date of the closing of the Rights



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Offering, (a) if prior to July 1, 1998, $.25, (b) if on or after July 1, 1998 through July 31, 1998, $.275, (c) if on or after August 1, 1998 through August 31, 1998, $.30 or (d) if on or after September 1, 1998, $.325 (the "Fee Amount"). Offshore, in its sole discretion, may elect to pay the Consideration in cash (in immediately available federal funds) (the "Cash Consideration"), common stock of Offshore (the "Stock") or any combination thereof. The number of shares of Stock comprising the Consideration shall be equal to the quotient of (1) the difference between the Fee Amount less the Cash Consideration, divided by (2) the Stock Price (herein defined). The "Stock Price" shall be the lower of (i) the closing price per share of the Stock on the trading day immediately preceding the date of the closing of the Rights Offering or (ii) the average closing price per share of Stock for the 10 trading day period immediately preceding, and including, the trading day immediately preceding the date of the closing of the Rights Offering.


         2. Registration Rights. In addition to the Cash Consideration, Tatham Brothers shall receive from Offshore certain registration rights associated with the Acquired Stock (the "Registration Rights") as follows:

            (a) Demand Registration Rights

               (i) Request for Registration. For five (5) years after the date on which TIME acquires the Acquired Stock, any holder or group of holders (each a "Holder" and collectively with Tatham Brothers, the "Holders") of Registrable Securities (herein defined) owning at least a majority of the shares of Registrable Securities (herein defined) may make a written request to Offshore for registration (the "Demand Registration") under the Securities Act of 1933, as amended from time to time (the "Securities Act") of each such share of Registrable Securities until the earlier to occur of (i) the date on which such share of Registrable Securities ceases to be a Restricted Security (as defined herein) or (ii) the date on which a Demand Registration is effected pursuant to this Section (the "Registrable Securities") at any time. The Holders shall be entitled to three (3) Demand Registrations, which include the right to require Offshore maintain continuous or shelf registration statements, with respect to the Registrable Securities, regardless of the number of shares covered by such Registration; provided that, if any of the shares that the Holders request to be included in a Demand Registration is excluded from such Demand Registration because of Section 2.(a)(iii) of this Agreement, such Holder shall continue to have the right to a Demand Registration with respect to such excluded shares. Any request for a Demand Registration must specify (i) the number of shares of the issue of the Registrable Securities proposed to be sold and (ii) the intended method of disposition thereof. Restricted Security means each share evidenced by any Acquired Stock until the earlier to occur of the date on which (i) a registration statement covering such share has been declared effective and it has been disposed of pursuant to such effective registration statement, (ii) it is sold pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, or (iii) it has been otherwise transferred by Tatham Brothers and Offshore has delivered new certificates or other evidences of ownership for them not subject to any legal or other restriction




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            on transfer under the Securities Act or under state securities laws and not bearing a restrictive legend.


               (ii) Effective Registration and Expenses. At the request of the
            Holders of at least a majority of the Registrable Securities, Offshore shall use all reasonable efforts to keep any Demand Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by the Holders for a period ending one year from the effective time of such Registration Statement, or for such shorter period that will terminate when all shares covered by the Registration Statement have been sold pursuant to such Demand Registration Statement or otherwise or cease to be outstanding. The offer and sale under any such Demand Registration Statement or the obligation of Offshore to file the Demand Registration Statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 45 calendar days in the aggregate with respect to such Demand Registration Statement if the Board of Directors of Offshore shall have determined that the offering and sales under the Demand Registration Statement, the filing of such Demand Registration Statement or the maintenance of its effectiveness would require disclosure of or would interfere in any material respect with any material financing, acquisition, merger or other transaction involving Offshore or any of its subsidiaries or would otherwise require disclosure of nonpublic information that would materially and adversely affect Offshore. A registration will not count as a Demand Registration until it has become effective and, with respect to a shelf registration, unless such registration remains effective for the period requested not to exceed one year; provided, however, that if a registration does not become effective solely because of any act or omission on the part of any other Holder, such registration shall nevertheless count as a Demand Registration. In any registration initiated as a Demand Registration, Offshore will pay all the Registration Expenses (as defined in Section 2(d)) in connection therewith.


               (iii) Priority on Demand Registrations. If the Holders of at
            least a majority of shares of an issue of Registrable Securities to be registered so elect, the offering of such issue of Registrable Securities shall be in the form of an underwritten offering. In such event, if the managing underwriter or underwriters of such offering advise Offshore and the Holders in writing that, in their opinion, the aggregate amount of Registrable Securities requested to be included in such offering will materially and adversely affect the success or offering price of such offering, Offshore will include in such registration the aggregate amount of such Registrable Securities which, in the opinion of such managing underwriter or underwriters, can be sold without any such material adverse effect. Such securities would then be allocated pro rata among the Holders on the basis of the number of Registrable Securities requested to be included in such registration.


               (iv) Selection of Underwriters. If any Demand Registration is in
            the form of an underwritten offering, Offshore will select and obtain the investment banker or investment





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            bankers and manager or managers that will administer the offering;
            provided that such investment bankers and managers must be reasonably satisfactory to Tatham Brothers or, if Tatham Brothers is no longer a Holder, a majority-in-interest of the Holders.


            (b) Piggyback Registration. For five years after the date on which Tatham Brothers acquires the Registrable Stock, if Offshore, at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "Registered Security Holders") a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any similar or successor form or any other registration statement relating to an exchange offer or offering of securities solely to Offshore's existing security holders or employees), it will give written notice to each Holder at least twenty (20) days before the anticipated date of initial filing with the Commission of such registration statement, which notice shall set forth Offshore's intention to effect such a registration, the class or series and number of equity securities proposed to be registered and the intended method of disposition of the securities proposed to be registered by Offshore. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holder may request. Nothing in this Section 2(b) shall preclude Offshore from discontinuing the registration of its securities being effected on its behalf under this Section 2(b) at any time prior to the effective date of the registration relating thereto.


            (c) Registration Procedures


               (i) For Demand Registration. Offshore will use commercially reasonable efforts to effect a Demand Registration requested by the Holders pursuant to Section 2(a)(i) in accordance with the intended method of disposition thereof as quickly as practicable. Such efforts by Offshore shall include:


               (A) preparing and filing with the Securities and Exchange
            Commission (the "Commission"), not later than 60 days after receipt of a request to file a Demand Registration, a registration statement on any form that is available for the sale of such issue of Registrable Securities by Offshore in accordance with the intended method of distribution thereof and using commercially reasonable efforts to cause such registration statement to become effective reasonably promptly thereafter;


               (B) preparing and filing with the Commission any amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one year or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities


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            covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;


               (C) as soon as reasonably practicable, furnishing to the Holders a copy of such registration statement as filed and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;


               (D) using commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such appropriate jurisdictions and do any and all other acts and things which may be reasonably necessary to enable the Holders to consummate the disposition of the Registrable Securities owned by such Holders in such jurisdictions; provided that Offshore will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (D), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;


               (E) using commercially reasonable efforts to cause the
            Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Offshore to enable the Holders to consummate the disposition of such Registrable Securities;


               (F) making available for inspection by any underwriter
            participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of Offshore (collectively, the "Records"), and cause Offshore's officers, directors and employees to supply all information reasonably requested by any such Inspector, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, in connection with such registration statement. Records or other information which Offshore has determined, in good faith, to be confidential and which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records or other information is required to be disclosed pursuant to the Securities Act or is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records or other information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Upon learning that disclosure of such Records or other information is sought in a court of competent jurisdiction, the Holder (including its transferees) agrees that it




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            will give notice to Offshore and allow Offshore to undertake appropriate action to prevent disclosure of the Records or other information deemed confidential; and


               (G) if required by applicable listing requirements, causing all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Offshore are then listed, provided that the applicable listing requirements are satisfied.


               Offshore may require each seller of Registrable Securities under a Demand Registration to furnish to Offshore information regarding the distribution of such securities as Offshore may from time to time request.


               (ii) For Piggyback Registration. If a Holder desires to have the
            Registrable Securities registered under Section 2 of this Agreement, such Holder shall advise Offshore in writing within fifteen (15) days after the date of receipt of such offer from Offshore, setting forth the amount of the Registrable Securities for which registration is requested. Offshore shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration of such shares of Registrable Securities under the Securities Act. If the managing underwriter of a proposed public offering shall advise Offshore in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Offshore or any Registered Security Holder would materially and adversely affect the distribution of such securities by Offshore or such Registered Security Holders, then the Holders and the Registered Security Holders shall reduce the number of securities intended to be distributed through such offering on a pro rata basis.


            (d) Registration Expenses. All expenses incident to Offshore's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by Offshore are then listed, and fees and disbursements of counsel for Offshore and its independent certified public accountants, securities acts liability insurance (if Offshore elects to obtain such insurance), and the fees and expenses of any special experts retained by Offshore in connection with such registration, fees and expenses of other persons retained by Offshore (but not including any underwriting discounts or commissions or transfer taxes attributable to the sale of Registrable Securities) will be borne by Offshore (all such expenses referred to herein as the "Registration Expenses").



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            (e) Indemnification; Contribution

               (i) Indemnification by Offshore. Offshore agrees to indemnify, to the fullest extent permitted by law, each Holder, the underwriters and each of their respective officers, directors and agents and each person who controls each Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Holder furnished in writing to Offshore by such Holder expressly for use therein.


               (ii) Indemnification by Holder of Registrable Securities. In
            connection with any Demand Registration in which a Holder is participating, each such Holder will furnish to Offshore in writing such information with respect to such Holder as Offshore reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, Offshore, the underwriters and each of their respective directors and officers and each person who controls Offshore (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Holder so furnished in writing by such Holder; provided that no event shall any Holder be liable for any amount in excess of the net proceeds received from such Holder's sale of its shares of.


               (iii) Conduct of Indemnification Proceedings. Any person
            entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to




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            such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.



            (f) Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.



            (g) Rule 144. Offshore covenants that (i) it will file the reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations adopted by the Commission thereunder and (ii) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.





                 [Remainder of Page Intentionally Left Blank.]




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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.



                                                      TATHAM BROTHERS, LLC



                                                      --------------------------
                                                      Thomas P. Tatham
                                                      President




                                                      TATHAM OFFSHORE, INC.



                                                      --------------------------
                                                      Dennis A. Kunetka
                                                      Senior Vice President